Business Update August 10, 2023 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

3 Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

Highly engaged team committed to delivering best-in-class results for our customers, communities and investors 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Continuing best-in-class engagement, health and safety of our employees • Received Gallup Exceptional Workplace Award for 11th consecutive year, achieving top decile employee engagement • Named one of Metro Detroit’s Best and Brightest Companies to Work For Addressing our customers’ most vital needs • Integrated Resource Plan (IRP) settlement agreement accelerates path to cleaner generation while providing $2.5 billion in reduced future costs to customers Supporting our communities • Named one of the most community-minded companies in the U.S. with Points of Light’s Civic 50 award Delivering premium shareholder returns • Executing on plan to achieve 2023 targets; long-term operating EPS1 growth rate of 6% - 8% 4 Operating EPS guidance midpoint $5.84 $6.25 2022 original guidance 2023 guidance

Executing on significant customer-focused capital investment plan while maintaining affordability 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding fuel and purchase power from electric O&M and production expense from gas O&M 5 Investing in customer-focused initiatives… …while maintaining affordability ✓ Distinctive continuous improvement culture drives cost management ✓ Shift from coal to renewables and natural gas drives fuel and O&M cost reductions ✓ Diversified energy mix maintains flexibility to adapt to future technology advancements ✓ Inflation Reduction Act (IRA) supports transition to cleaner energy while supporting customer affordability goals and further enhancing DTE Vantage opportunities ✓ IRP reduces future costs to customers by $2.5 billion ✓ Average annual percentage change in utility O&M costs1 2008 - 2021 is 1% versus 3% for peers Modernizing electric grid Preparing for impacts of increased extreme weather events and increased demand from vehicle electrification Renewing gas infrastructure Continuing gas main renewal for reducing greenhouse gas (GHG) emissions and maintaining long-term safety and reliability Transitioning to cleaner generation Shifting generation from coal to renewables supported by cleaner natural gas and storage

$15 $18 $3.1 $3.6 2022 - 2026 prior plan 2023 - 2027 current plan $18.1 Increased customer-focused utility investment in 5-year plan supports 6% - 8% operating EPS1 growth through 2027 6 DTE Gas DTE Electric ~$23 billion DTE Electric DTE Gas DTE Vantage $18 $3.6 $1.0 - $1.5 95% of 5-year investment plan in utilities 2023 - 2027 $21.6 (billions) 5-year utility capital investment supports growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10-year utility capital plan of $45 billion

# DTE Electric: transformational investments in generation and distribution

**Significant progress in 2023**

- IRP settlement agreement supports transition to cleaner energy future while focusing on reliability and affordability
- Placed in service 225 MW wind park, Michigan's largest, generating enough clean energy to power more than 78,000 homes
- Continued voluntary renewables program growth with over 2,300 MW of total subscriptions
- Progressing on electric rate case; continuing practice of pursuing settlement

**Focused strategy to further enhance reliability**

- Continue accelerated tree trimming
- Continue preventative maintenance
- Advance infrastructure rebuild
  - Accelerate rebuilding of 4.8kV system
  - Pursue strategic undergrounding
- Enhance grid automation


DTE Electric investment
(billions)
$18
$5
Cleaner generation
$9
Distribution infrastructure
$4
Base infrastructure
2023 - 2027

DTE

7

IRP settlement agreement supports transition to cleaner energy future while focusing on reliability and affordability 1. Definition of net zero included in the appendix 8 Accelerating path to cleaner generation… …while continuing to focus on customer affordability and economic development • Transforming generation by targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero1 by 2050 • Ceasing coal use at Belle River in 2026; converting to 1,300 MW natural gas peaking resource • Retiring two coal units at Monroe in 2028; accelerating retirement of remaining two units from 2035 to 2032; studying a range of replacement technology solutions • Accelerating the development of energy storage, targeting 780 MW through 2030 and 1,830 MW by 2042 • Developing 6,500 MW of solar and 8,900 MW of wind by 2042 • Investing over $11 billion in the next 10 years in the clean energy transition, supporting more than 32,000 Michigan jobs • Developing more than 15,000 MW of Michigan-generated renewable energy by 2042, the equivalent of powering approximately 4 million homes • Directing an additional $110 million to support most vulnerable customers − $70 million over the next four years for energy efficiency programs, $30 million over 15 years for bill assistance and $8 million over the next four years for home repairs to facilitate cleaner energy • Reducing future costs to customers by $2.5 billion IRP provides: 1) full recovery of net book value of undepreciated coal assets, 2) regulatory asset recovery of Monroe and 3) securitization for a portion of the assets to balance customer affordability with increased clean energy investment while supporting our financial plan

# DTE Gas: replacing aging infrastructure to ensure reliability and transition to net zero emissions

**Significant progress in 2023**

- Completed over 150 miles of main renewal in 1H
- Continued growth of Natural Gas Balance program with over 12,000 customers subscribed

**Capital investment opportunities focus on infrastructure improvements and decarbonization**

- Gas renewal investments minimize leaks and reduce costs
- Base infrastructure investments enhance transmission, compression, distribution and storage
- Targeting to reduce GHG emissions by 65% by 2030, 80% by 2040 and net zero by 2050
- CleanVision Natural Gas Balance program allows customers to lower their emissions footprint with both carbon offsets and renewable natural gas (RNG)


DTE Gas investment
(billions)
$3.6
$2.0
Base infrastructure
$1.6
Gas renewal program
2023 - 2027

DTE

9

DTE Vantage: strategic focus on decarbonization solutions for customers 1. Renewables includes wood and landfill gas facilities and new decarbonization opportunities 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10 Strong project development in 2023 • Placed one RNG project and one custom energy solutions project in service • Placing two RNG projects in service in 2H Capitalizing on a growing preference for cleaner, more efficient energy • Advancing development pipeline with strong opportunities in RNG/renewables1 and large custom energy solutions projects while expanding into carbon capture and sequestration − IRA improves opportunities in decarbonization as enhanced tax credits allow carbon capture, RNG and combined heat and waste energy recovery to be more economic − Strong market growth supported by the federal RFS and California’s LCFS 2023 guidance 2027E Custom energy solutions Other RNG/renewables $115 - $125 $175 - $185 DTE Vantage operating earnings2 (millions) $1.0 - $1.5 billion capital investment 2023 – 2027

11 Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

Plans are in place to achieve 2023 operating EPS1 guidance midpoint, which provides 7% growth over 2022 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 12 (millions, except EPS) 2023 guidance DTE Electric $1,010 - $1,030 Headwinds from lower-than-expected rate case sales, higher storm expenses and cooler weather partially offset by continued one-time O&M reductions DTE Gas 262 - 272 Continued one-time O&M reductions DTE Vantage 115 - 125 RNG pricing, additional projects coming into service and opportunistic sales in steel business Energy Trading 20 - 30 Power portfolio contract premiums Corporate & Other (150) - (136) DTE Energy $1,257 - $1,321 Operating EPS $6.09 - $6.40 ✓ All business units and corporate groups implemented one-time O&M reductions

6% - 8% Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity 3. Subject to Board approval 4. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix; 2023 - 2027 operating EPS average annual growth rate forecasted at 6% - 8% 13 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A • Increased 2023 annualized dividend 7.6% to $3.81 per share • Over 100 consecutive years of paying a cash dividend and 14th consecutive annual increase • Future dividend growth3 in line with operating EPS4 growth Continued balance sheet strength… …while providing a healthy dividend • Targeting equity issuances of $0 - $100 million annually through 2025 • Maintaining solid investment-grade credit ratings − Targeting 15% - 16% FFO1 / Debt2 5.5% 7.1% 7.6% 2010 - 2016 2017 - 2022 2023 Average annual dividend increase Operating EPS growth target 5% - 6% 5% - 7%

2023 guidance Cash from operations1 $3.2 Capital expenditures (4.2) Free cash flow ($1.0) Dividends (0.8) Net cash ($1.8) Debt financing Issuances $3.6 Redemptions (1.7) Total debt financing $1.9 Cash on hand $0.1 2023 cash flow and capital expenditures guidance 14 2023 guidance DTE Electric Base infrastructure $1,200 Cleaner generation 500 Distribution infrastructure 1,500 $3,200 DTE Gas Base infrastructure $375 Gas renewal program 310 $685 Non-utility $300 - $400 Total $4,185 - $4,285 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

15 Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

16 Environment • Transitioning towards net zero emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well being and success of employees • Revitalizing neighborhoods and investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry Gallup Exceptional Workplace Award 11 consecutive years America’s Most Responsible Companies 2023 Superior corporate citizenship and community involvement America’s Greatest Workplaces for Diversity 2023 NMSDC Forefront 50 Top Corporations for Minority Businesses Award-winning commitment to ESG priorities

MIGreenPower program continues significant growth 17 1,400 business customers 91,000 residential customers 2,300 MW subscribed • Allows customers to purchase up to 100% of electricity needs generated from renewable sources • One of the largest voluntary renewable programs in the nation • Two largest renewable energy purchases from a utility announced with Ford Motor Company and Stellantis − 1,050 MW of projects to be completed beginning in 2026 Voluntary renewable customers

Natural Gas Balance program reducing GHG emissions 1. DTE Gas total reduction from 2005 • Offering an affordable way to balance 25% to 100% of customers’ GHG emissions from an average home’s natural gas use • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases • Partnered with Anew, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception 12,000 customers subscribed 6.1 million metric tons of GHG1 reduced by 2050 18

Progressing on EV initiatives Charging Forward Program • Promoting EV education, infrastructure and adoption • Providing residential and commercial rebates, infrastructure support and fleet advisory services • Offering unique solutions such as home charger installation financing and EV rebates for low-and-moderate income customers Program-to-date major milestones • 1,360 Level 2 public chargers approved and over 1,000 installed • 140 direct current fast charger rebates approved and over 50 installed • 12 electric bus deployments with the local regional transit agencies • 6 electric school bus deployments with another 66 awarded from the first round of the EPA’s Clean School Bus Program • Received regulatory approval for approximately $45 million in EV program funding to date 2019 program inception 908,000 gallons of gasoline saved 3,600 residential rebates 19

Committed to Diversity, Equity and Inclusion (DEI); creating a safe and welcoming environment 20 Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Earned Accident Prevention Certificate from the American Gas Association by achieving a DART1 incident rate below the industry average Commitment to create a diverse, equitable and inclusive workforce • Office of DEI led by our CEO and key executive leaders, including a Director of DEI • Focused on sustaining a diverse workforce which is representative of the communities we serve • Annual review of compensation practices to ensure equitable pay • Formal training programs, including unconscious bias training, for employees and leaders Differently-abled group Latinx professionals group Young professionals group LGBTQ+ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group Employee groups create an inclusive environment where differences are celebrated and a sense of belonging exists for all employees 1. Days away, restricted or transferred

$2.5b invested in Michigan businesses in 2022 65,000 jobs created since 2010 $900m invested with Detroit suppliers in 2022 $895m invested with suppliers owned by women, minorities, veterans, members of the LGBTQ+ community and disability-owned businesses in 2022 50+ supplier diversity awards earned since 2018 Building on the momentum of the last decade, committed to Michigan investments and supplier diversity 21 $20 $19 $125 $69 $117 $255 2022 Michigan spend (millions)

10 years average tenure 4 - 7 8 - 11 >11 Governance framework provides shareholder rights and enables sustainable value creation 22 Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 10 1 91% independent 4 7 36% gender or ethnically diverse 0.665 - 9 70 - 7460 - 64 67 years average age <4

Annual or long-term incentive metrics Our team • Employee engagement • Employee safety Our customers • Customer satisfaction • Customer complaints • System reliability Our communities • Customer satisfaction • Customer complaints • System reliability Our investors • EPS • Cash flow • Relative total shareholder return • Balance sheet health Executive management compensation plan is aligned with our stakeholder priorities 23

24 Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

IRP outlines accelerated path to cleaner energy 1. Generation mix subject to change 25 77% 45% 31% 15% 17% 19% 19% 20% 18% 12% 2% 19% 24% 27% 34% 20% 3% 3% 4% 6% 6% 6% 1% 14% 22% 32% 42% 62% 2005 2023 2027 2029 2033 2042 Coal Nuclear Natural gas RenewablesStorage Generation mix1 (MWh %) First 5 years (2023 - 2027) • Ceasing coal use at one Belle River unit in 2025 and remaining unit in 2026; converting to 1,300 MW natural gas peaking resource • Adding 1,200 MW of solar • Adding 350 MW of energy storage, increased from 240 MW Second 5 years (2028 - 2032) • Retiring two coal units at Monroe in 2028 and accelerating retirement of two remaining units to 2032 from 2035 • Adding 3,200 MW of solar • Adding 1,000 MW of wind • Adding 430 MW of energy storage Next 10 years (2033 - 2042) • Adding 2,100 MW of solar • Adding 7,900 MW of wind • Adding 1,050 MW of energy storage

Operating in a constructive regulatory environment 26 • Empower customers to make informed utility choices • Assure safe, secure and reliable utility services and infrastructure • Assure accessible and affordable utility services through regulatory oversight • Cultivate open and diverse communication and education MPSC key objectives align with DTE’s Dan Scripps Chair Katherine Peretick Commissioner Alessandra Carreon Commissioner Michigan Public Service Commission (MPSC)

Reconciliation of reported to operating earnings (non-GAAP) 27 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.